Exhibit 24

POWER OF ATTORNEY

                Each of the undersigned Directors and the Principal Executive and Principal Financial and Accounting Officers of 3M COMPANY, a Delaware corporation, hereby constitute and appoint George W. Buckley, Patrick D. Campbell, Gregg M. Larson, Marschall I. Smith, and Janet L. Yeomans, and each of them, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8, or such other form as such attorneys-in-fact or any of them may deem necessary or desirable, and to sign any and all amendments (including post-effective amendments and supplements to such registration statement) for the registration of securities under the 2008 Long-Term Incentive Plan and the 1997 General Employees Stock Purchase Plan, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing such said attorneys and agents may deem necessary or desirable to enable 3M COMPANY to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of 3M COMPANY, and the names of the undersigned to one or more Registration Statements or amendments thereto and to any instruments and documents filed as part of or in connection therewith; as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

                The undersigned have signed this Power of Attorney this 11th day of February 2008.

/s/ George W. Buckley	/s/ Patrick D. Campbell
George W. Buckley, Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer and Director)	Patrick D. Campbell, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Linda G. Alvarado	/s/ Edward M. Liddy
Linda G. Alvarado, Director	Edward M. Liddy, Director

/s/ Vance D. Coffman	/s/ Robert S. Morrison
Vance D. Coffman, Director	Robert S. Morrison, Director

/s/ Michael L. Eskew	/s/ Aulana L. Peters
Michael L. Eskew, Director	Aulana L. Peters, Director

/s/ W. James Farrell	/s/ Rozanne L. Ridgway
W. James Farrell, Director	Rozanne L. Ridgway, Director

/s/ Herbert L. Henkel
Herbert L. Henkel, Director

POWER OF ATTORNEY

                Each of the undersigned Directors and the Principal Executive and Principal Financial and Accounting Officers of 3M COMPANY, a Delaware corporation, hereby constitute and appoint George W. Buckley, Patrick D. Campbell, Gregg M. Larson, Marschall I. Smith, and Janet L. Yeomans, and each of them, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8, or such other form as such attorneys-in-fact or any of them may deem necessary or desirable, and to sign any and all amendments (including post-effective amendments and supplements to such registration statement) for the registration of securities under the 2008 Long-Term Incentive Plan and the 1997 General Employees Stock Purchase Plan, in such forms as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing such said attorneys and agents may deem necessary or desirable to enable 3M COMPANY to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of 3M COMPANY, and the names of the undersigned to one or more Registration Statements or amendments thereto and to any instruments and documents filed as part of or in connection therewith; as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

                The undersigned have signed this Power of Attorney this 19th day of November 2008.

/s/ David W. Meline
David W. Meline, Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)